EXHIBIT 10.52

                FIFTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT

         THIS FIFTH AMENDMENT, dated as of May 14, 1998 to the POSTPETITION CREDIT AGREEMENT dated as of September 5, 1997 (the "Credit Agreement"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession ("LFI"), LEVITZ FURNITURE COMPANY, a Florida corporation and a debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFR"), LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession ("LSS"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession ("LFC Washington") LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest Realty"), LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession ("LFC Pacific Realty"), LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession ("LFC Washington Realty"), JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession ("JMS") and JOHN M. SMYTH REALTY COMPANY an Illinois corporation and a debtor and debtor in possession ("JMS Realty") (LFI, LFC, LFR, LSS, LFC Midwest, LFC Pacific, LFC Washington, LFC Midwest Realty, LFC Pacific Realty, LFC Washington Realty, JMS and JMS Realty sometimes hereinafter individually called a "Borrower" and collectively called the "Borrowers"); each Revolving Lender and Term Lender signatories hereto (collectively the "Lenders"), and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter called "BTCC"), acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, hereinafter called the "Agent"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers and the Lenders are parties to the Credit Agreement.

         B. The Borrowers have requested the Lenders and the Agent to amend the Credit Agreement in certain respects.

         C. The Lenders and the Agent have agreed to amend the Credit Agreement as requested on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

                  1.1 SECTION 1.1 of the Credit Agreement is hereby amended by adding the following language immediately before the parenthetical appearing in clause (c) of the definition of "EBITDA":

         ", excluding non-cash charges consisting of a writedown of inventory in the amount of $6,124,000 in the fiscal quarter ending March 31, 1998."

         2.       CONDITIONS PRECEDENT.

         This Amendment shall become effective upon satisfaction of the following condition:

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                  The Agent shall have received ten (10) copies of this
Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers, and each of the Lenders.

         3.       REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

                  (a) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

                  (b) no Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the terms of the Credit Agreement;

                  (c) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

                  (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court, except such consents and approvals as shall have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

                  4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event or Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

              LFC FUNDS ADMINISTRATOR:

              LEVITZ FURNITURE CORPORATION, a Florida corporation, in its capacity as LFC Funds Administrator

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------


              BORROWERS:

              LEVITZ FURNITURE CORPORATION, a Florida corporation, in its individual capacity and in its capacity as LFC
              Funds Administrator

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              LEVITZ FURNITURE INCORPORATED, a Delaware corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Treasurer
                          ---------------------------------------------

              LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              LEVITZ SHOPPING SERVICE, INC., a Florida corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a
              Colorado corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

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              LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a
              California corporation

              By:          /s/ SHEILA C. REINKEN
                           --------------------------------------------
              Name:            Sheila C. Reinken
                           --------------------------------------------
              Title:           Vice President
                           --------------------------------------------

              LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a
              Washington corporation

              By:          /s/ SHEILA C. REINKEN
                           --------------------------------------------
              Name:            Sheila C. Reinken
                           --------------------------------------------
              Title:           Vice President
                           --------------------------------------------

              LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation

              By:          /s/ SHEILA C. REINKEN
                           --------------------------------------------
              Name:            Sheila C. Reinken
                           --------------------------------------------
              Title:           Vice President
                           --------------------------------------------

              LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              JOHN M. SMYTH COMPANY, an Illinois corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------


              JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

              By:         /s/ SHEILA C. REINKEN
                          ---------------------------------------------
              Name:           Sheila C. Reinken
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------


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              AGENT:

              BT COMMERCIAL CORPORATION, in its capacity as Agent

              By:         /s/ WAYNE D. HILLOCK
                          ---------------------------------------------
              Name:           Wayne D. Hillock
                          ---------------------------------------------
              Title:          Sr. Vice President
                          ---------------------------------------------


              REVOLVING LENDERS:

              BT COMMERCIAL CORPORATION, a Delaware corporation in its respective capacities as Revolving Lender and Collateral Agent

              By:         /s/ WAYNE D. HILLOCK
                          ---------------------------------------------
              Name:           Wayne D. Hillock
                          ---------------------------------------------
              Title:          Sr. Vice President
                          ---------------------------------------------

              CARGILL FINANCIAL SERVICES CORPORATION, in its capacity as Revolving Lender

              By:         /s/ PATRICK J. HALLORAN
                          ---------------------------------------------
              Name:           Patrick J. Halloran
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------

              FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender

              By:         /s/ BRIAN RUJAWITZ
                          ---------------------------------------------
              Name:           Brian Rujawitz
                          ---------------------------------------------
              Title:          Assistant Vice President
                          ---------------------------------------------

              HELLER FINANCIAL, INC., in its capacity as Revolving
              Lender

              By:         /s/ SCOTT ZIERKE
                          ---------------------------------------------
              Name:           Scott Zierke
                          ---------------------------------------------
              Title:          Relationship Manager
                          ---------------------------------------------

              LASALLE NATIONAL BANK, in its capacity as Revolving
              Lender

              By:         /s/ CHRISTOPHER G. CLIFFORD
                          ---------------------------------------------
              Name:           Christopher G. Clifford
                          ---------------------------------------------
              Title:          Senior Vice President
                          ---------------------------------------------

              CONGRESS FINANCIAL CORPORATION (CENTRAL), in its capacity as Revolving Lender

              By:         /s/ STEVEN LINDERMAN
                          ---------------------------------------------
              Name:           Steven Linderman
                          ---------------------------------------------
              Title:          Vice President
                          ---------------------------------------------


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              TRANSAMERICA BUSINESS CREDIT CORPORATION, in its
              capacity as Revolving Lender

              By:         /s/ ROBERT HEINZ
                          ---------------------------------------------
              Name:           Robert Heinz
                          ---------------------------------------------
              Title:          Senior Vice President
                          ---------------------------------------------

              SILVER OAK CAPITAL L.L.C., in its capacity as Revolving
              Lender

              By:         /s/ JEFFREY H. ARONSON
                          ---------------------------------------------
              Name:           Jeffrey H. Aronson
                          ---------------------------------------------
              Title:          Authorized Signatory
                          ---------------------------------------------

              NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS
              NATIONSCREDIT COMMERCIAL FUNDING DIVISION; in its capacity as Revolving Lender

              By:         /s/ SCOTT JAMES LORIMER
                          ---------------------------------------------
              Name:           Scott James Lorimer
                          ---------------------------------------------
              Title:          V.P./Sr. Credit Officer
                          ---------------------------------------------


              TERM LENDER:

              SILVER OAK CAPITAL L.L.C., in its capacity as Term
              Lender

              By:         /s/ JEFFREY H. ARONSON
                          ---------------------------------------------
              Name:           Jeffrey H. Aronson
                          ---------------------------------------------
              Title:          Authorized Signatory
                          ---------------------------------------------


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